Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): September 26, 2003.

Air-Q Wi-Fi Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5555 Hilton Avenue, Suite 207, Baton Rouge, Louisiana 70808
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 923-1034

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Form 8-K
Air-Q Wi-Fi Corporation

Item 5. Other Events and Regulation FD Disclosure
Amended and Restated Certificate of Incorporation

Effective September 26, 2003, we filed an Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation increased our authorized capital to include 200,000,000 shares of common stock, $.001 par value, and 50,000,000 shares of preferred stock, par value $.001. Shares of preferred stock may be issued from time to time in one or more series, at the discretion of our board of directors.

The Amended and Restated Certificate of Incorporation was approved by a majority of our shareholders, acting by written consent in lieu of a meeting.
A conformed copy of the Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.
Bylaws
Effective September 26, 2003, our board of directors adopted new bylaws.
A conformed copy of our new bylaws is attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 7. Financial Statements and Exhibits
(b)	Exhibits.
Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Registrant.
3.2	Bylaws of Registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: September 30, 2003.	AIR-Q WI-FI CORPORATION

By:	/s/ DAVID LOFLIN
David Loflin President

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EXHIBIT INDEX
Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Registrant.
3.2	Bylaws of Registrant.